Summary Prospectus May 1, 2022
VY® JPMorgan Emerging Markets Equity Portfolio

Class/Ticker: ADV/IJEAX; I/IJEMX; R6/VPREX; S/IJPIX; S2/IJPTX
Before you invest, you may want to review the portfolio's Prospectus, which contains more information about the portfolio and its risks. For free paper or electronic copies of the Prospectus and other portfolio information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.individuals.voya.com/literature; email a request to Voyaim_literature@voya.com; call 1-800-366-0066; or ask your salesperson, financial intermediary, or retirement plan administrator. The portfolio's Prospectus and Statement of Additional Information, each dated May 1, 2022, and the audited financial statements on pages 22-55 of the portfolio’s shareholder report dated December 31, 2021 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Portfolio seeks capital appreciation.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. You may pay other expenses, such as fees or expenses imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”), which are not reflected in the tables below. If these fees or expenses were included in the table, the Portfolio’s expenses would be higher. For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator. The Management Agreement provides for a “bundled fee” arrangement under which the Adviser provides (in addition to advisory services and administrative services), custodial, transfer agency, portfolio accounting, auditing and ordinary legal services in return for a single management fee.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	R6	S	S2
Management Fees	%	1.25	1.25	1.25	1.25	1.25
Distribution and/or Shareholder Services (12b-1) Fees	%	0.60	None	None	0.25	0.40
Other Expenses	%	0.01	0.01	0.01	0.01	0.01
Total Annual Portfolio Operating Expenses	%	1.86	1.26	1.26	1.51	1.66
Expense Example

The Example is intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated. The Example also assumes that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. The Example reflects applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$189	585	1,006	2,180
I	$128	400	692	1,523
R6	$128	400	692	1,523
S	$154	477	824	1,802
S2	$169	523	902	1,965

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Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Example, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 25% of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, the Portfolio invests at least 80% of its net assets (plus borrowings for investment purposes) in the equity securities and equity-related instruments of issuers located in at least three countries with emerging securities markets. The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. Countries with emerging markets include most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the United States, and most of the countries of western Europe. An emerging market company is one: that is organized under the laws of, or has a principal place of business in an emerging market; where the principal securities market is in an emerging market; that derives at least 50% of its total revenues or profits from goods that are produced or sold, investments made, or services performed in an emerging market; or at least 50% of the assets of which are located in an emerging market. Equity securities and equity-related instruments in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, trust or partnership interests, depositary receipts, rights and warrants, participation notes or other structured notes. The Portfolio may also invest to a lesser extent in debt instruments of issuers in countries with emerging markets.
Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps, and other derivatives as tools in the management of the Portfolio’s assets. The Portfolio may use derivatives to hedge various investments and for risk management.
The Portfolio may overweight or underweight countries relative to its benchmark, the MSCI Emerging Markets IndexSM. The Portfolio emphasizes securities that the Sub-Adviser believes are undervalued, while underweighting or avoiding securities that appear overvalued. The Portfolio typically maintains full currency exposure to those markets in which it invests. However, the Portfolio may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar. The Portfolio may invest in securities denominated in U.S. dollars, other major reserve currencies (such as the euro, the yen and pound sterling) and currencies of other countries in which it can invest. The Portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements.
The Portfolio may invest in high-yield securities which are below investment-grade (“junk bonds”). The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities. The Portfolio may enter into “dollar rolls,” in which the Portfolio sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date. The Portfolio may invest in real estate securities including real estate investment trusts.
The Portfolio may also invest in other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended, and the rules, regulations, and exemptive orders thereunder (“1940 Act”).
Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries, subject to the limitations of the 1940 Act.
In managing the Portfolio, the sub-adviser (“Sub-Adviser) seeks to add value primarily through security selection decisions. Thus, decisions about country weightings are secondary to those about the individual securities, which make up the portfolio. The portfolio managers are primarily responsible for implementing the recommendations of the research analysts, who make their recommendations based on the security ranking system described below.
Research analysts use their local expertise to identify, research, and rank companies according to their expected performance. Securities are assessed using a two-part analysis which considers: (1) expected share price returns on a medium-term forward basis (five year expected returns); and (2) longer-term business growth characteristics and qualitative factors (strategic classifications). As a part of this analysis, research analysts seek to assess the impact of environmental, social and governance factors on the companies in which the Portfolio invests. The assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Portfolio’s investments in securities and ascertain
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key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Portfolio for reasons other than material environmental, social, or governance (“ESG”) factors. In order to encourage creativity, considerable autonomy is given to research analysts at the stock idea generation stage of the process.
The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.
The Portfolio may lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.
Principal Risks
You could lose money on an investment in the Portfolio. Any of the following risks, among others, could affect Portfolio performance or cause the Portfolio to lose money or to underperform market averages of other funds.
Bank Instruments: Bank instruments include certificates of deposit, fixed time deposits, bankers’ acceptances, and other debt and deposit-type obligations issued by banks. Changes in economic, regulatory or political conditions, or other events that affect the banking industry may have an adverse effect on bank instruments or banking institutions that serve as counterparties in transactions with the Portfolio.
Company: The price of a company’s stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Convertible Securities: Convertible securities are securities that are convertible into or exercisable for common stocks at a stated price or rate. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate and credit risk. In addition, because convertible securities react to changes in the value of the stocks into which they convert, they are subject to market risk.
Credit: The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Currency: To the extent that the Portfolio invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Portfolio through foreign currency exchange transactions.
Derivative Instruments: Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by the Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on the Portfolio and exaggerate any increase or decrease in the net asset value. Derivatives may not perform as expected, so the Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investment, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose the Portfolio to the risk of improper valuation.
Environmental, Social and/or Governance (strategy): The Sub-Adviser’s consideration of environmental, social and/or governance (“ESG”) factors in selecting investments for the Portfolio may cause it to forego other favorable investments that other investors who do not consider similar factors or who evaluate them differently might select. This may cause the Portfolio to underperform the stock market or relevant benchmark as a whole or other funds that do not consider ESG factors or that use such factors differently. The Sub-Adviser’s consideration of ESG factors is qualitative and subjective by nature, and it is possible that it will have an adverse effect on the Portfolio’s performance. In evaluating a company or issuer in light of ESG factors, the Sub-Adviser may consider information and data obtained through voluntary or third-party reporting that may be incomplete or inaccurate. It is possible the companies or issuers identified through the Sub-Adviser’s consideration of ESG factors will not operate as expected and will not exhibit positive ESG characteristics to the extent the Sub-Adviser might have anticipated.
Foreign Investments/Developing and Emerging Markets: Investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default
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on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as “junk bonds” or “high yield securities”) have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.
Interest Rate: With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. Duration is a measure of sensitivity of the price of a debt instrument to a change in interest rate. As of the date of this Prospectus, the United States experiences a low interest rate environment, which may increase the Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. To the extent that the Portfolio invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. Increased redemptions may cause the Portfolio to liquidate portfolio positions when it may not be advantageous to do so and may lower returns. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential future changes in government policy may affect interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed-income and related markets to heightened volatility. Changes to monetary policy by the Federal Reserve Board or other regulatory actions could expose fixed-income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the Portfolio’s operations and return potential.
Investing through Stock Connect: Shares in mainland China-based companies that trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-Shares”) may be purchased directly or indirectly through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a mutual market access program designed to, among other things, enable foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. There are significant risks inherent in investing in China A-Shares through Stock Connect. The underdeveloped state of PRC’s investment and banking systems subjects the settlement, clearing, and registration of China A-Shares transactions to heightened risks. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if either or both markets are closed on a U.S. trading day, the Portfolio may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Portfolio’s performance.
The Chinese economy is generally considered an emerging and volatile market. Significant portions of the Chinese securities markets may become rapidly illiquid because Chinese issuers have the ability to suspend the trading of their equity securities under certain circumstances, and have shown a willingness to exercise that option in response to market volatility, epidemics, pandemics, adverse economic, market or political events, and other events. In addition, there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, the President of the United States of America signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” The list of such companies can change from time to time, and as a result of forced selling or inability to participate in an investment the Adviser otherwise believes is attractive, the Portfolio may incur losses.
Liquidity: If a security is illiquid, the Portfolio might be unable to sell the security at a time when the Portfolio’s manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Portfolio to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Portfolio. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Portfolio could lose money if it cannot sell a security at the time and price that would be most beneficial to the Portfolio.
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Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization: Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing a fund that invests in these companies to increase in value more rapidly than a fund that invests in larger companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, more limited publicly available information, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may be more volatile and may decline significantly in market downturns.
Market Disruption and Geopolitical: The Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Wars, terrorism, global health crises and pandemics, and other geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and world economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine could adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond a Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Portfolio and the Portfolio. Any of these occurrences could disrupt the operations of the Portfolio and of the Portfolio’s service providers.
Mortgage- and/or Asset-Backed Securities: Defaults on, or low credit quality or liquidity of the underlying assets of the asset-backed (including mortgage-backed) securities may impair the value of these securities and result in losses. There may be limitations on the enforceability of any security interest or collateral granted with respect to those underlying assets and the value of collateral may not satisfy the obligation upon default. These securities also present a higher degree of prepayment and extension risk and interest rate risk than do other types of debt instruments.
Other Investment Companies: The main risk of investing in other investment companies, including exchange-traded funds (“ETFs”), is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their net asset value. You will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio. The investment policies of the other investment companies may not be the same as those of the Portfolio; as a result, an investment in the other investment companies may be subject to additional or different risks than those to which the Portfolio is typically subject.
Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Portfolio to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Portfolio may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.
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Real Estate Companies and Real Estate Investment Trusts (“REITs”): Investing in real estate companies and REITs may subject the Portfolio to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, market interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, wars, or other acts that destroy real property. Investments in REITs are affected by the management skill and creditworthiness of the REIT. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests.
Repurchase Agreements: In the event that the other party to a repurchase agreement defaults on its obligations, the Portfolio would generally seek to sell the underlying security serving as collateral for the repurchase agreement. However, the value of collateral may be insufficient to satisfy the counterparty's obligation and/or the Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security, which could result in a loss. In addition, if the Portfolio is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.
Restricted Securities: Securities that are not registered for sale to the public under the Securities Act of 1933, as amended, are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
Securities Lending: Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolio will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolio will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolio will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Portfolio to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolio’s other risks.
U.S. Government Securities and Obligations: U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or government-sponsored enterprises. U.S. government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk.
Value Investing: Securities that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented securities tend to correlate more closely with economic cycles than growth-oriented securities, they generally are more sensitive to changing economic conditions, such as changes in market interest rates, corporate earnings and industrial production. The manager may be wrong in its assessment of a company’s value and the securities the Portfolio holds may not reach their full values. A particular risk of the Portfolio’s value approach is that some holdings may not recover and provide the capital growth anticipated or a security judged to be undervalued may actually be appropriately priced. The market may not favor value-oriented securities and may not favor equities at all. During those periods, the Portfolio’s relative performance may suffer. There is a risk that funds that invest in value-oriented stocks may underperform other funds that invest more broadly.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio's Class ADV shares. Performance for other share classes would differ to the extent they have differences in their fees and expenses.
Because Class R6 shares of the Portfolio had not commenced operations as of the calendar year ended December 31, 2021, no performance information for Class R6 shares is provided below.
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Performance shown in the bar chart and in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter:	2nd Quarter 2020	23.41%
Worst quarter:	1st Quarter 2020	-22.98%
Average Annual Total Returns %
(for the periods ended December 31, 2021)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	-10.30	13.08	6.95	N/A	03/23/06
MSCI Emerging Markets IndexSM[1]	%	-2.54	9.87	5.49	N/A
Class I	%	-9.78	13.77	7.59	N/A	12/02/05
MSCI Emerging Markets IndexSM[1]	%	-2.54	9.87	5.49	N/A
Class S	%	-10.00	13.49	7.33	N/A	02/18/98
MSCI Emerging Markets IndexSM[1]	%	-2.54	9.87	5.49	N/A
Class S2%		-10.11	13.32	7.17	N/A	09/09/02
MSCI Emerging Markets IndexSM[1]	%	-2.54	9.87	5.49	N/A
1
The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
Portfolio Management

Investment Adviser	Sub-Adviser
Voya Investments, LLC	J.P. Morgan Investment Management Inc.

Portfolio Managers
Leon Eidelman, CFA Portfolio Manager (since 04/13)	Austin Forey Portfolio Manager (since 04/05)
Amit Mehta, CFA Portfolio Manager (since 04/13)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Class R6 shares of the Portfolio are not currently offered.
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Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.

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SPRO-05809600 (0522-050122)